UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2019

VOXX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
2351 J Lawson Boulevard, Orlando, Florida (Address of principal executive offices)	32824 (Zip Code)

Registrant's telephone number, including area code (800) 645-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On January 9, 2019, Voxx International Corporation (the “Company”) issued a press release announcing its earnings for the quarter ended November 30, 2018. A copy of the release is furnished herewith as Exhibit 99.1.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2019, the Company entered into a First Amendment (“First Amendment”) to the Employment Agreement dated January 12, 2017, with Ms. Loriann Shelton, Senior VP and COO of the Company (the “Employment Agreement”). The First Amendment amended and restated Section 5(c)(i) of the Employment Agreement to provide that in the event Ms. Shelton is terminated “without cause” or if she terminates her employment for “good reason” she will be entitled to receive one year Base Compensation plus any earned and unpaid Base Compensation for the period ending on termination plus any guaranteed annual bonus and any incentive bonus prorated as of the date of termination. If Ms. Shelton voluntarily retires, which qualifies as an event of “good reason” she will be paid one year of Base Compensation.

The preceding description of the First Amendment is a summary of the material terms, does not purport to be complete, and is qualified in its entirety by reference to the First Amendment, a copy of which will be filed as an Exhibit to the Company’s Annual Report on Form 10-K.

Item 8.01    Other Events.

On January 10, 2019, the Company held a conference call to discuss its financial results for the quarter ended November 30, 2018. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.2.

The information furnished under Items 2.02 and 8.01, including Exhibits 99.1 and 99.2, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 9, 2019, relating to VOXX International Corporation's earnings release for the quarter ended November 30, 2018 (filed herewith).
99.2	Transcript of conference call held on January 10, 2019 at 10:00 am (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX International Corporation (Registrant)

Date: January 15, 2019
BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer